T. Rowe Price New Era Fund, Inc.

T. Rowe Price Industry-Focused Equity Funds

Supplement to prospectus dated May 1, 2009

The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective June 30, 2010, Timothy E. Parker will replace Charles M. Ober as Chairman of the New Era Fund`s Investment Advisory Committee. Mr. Parker joined T. Rowe Price in 2001 and his investment experience dates from 1997. He has served as an equity research analyst for the past five years. Mr. Ober will remain a member of the committee until he retires from T. Rowe Price on December 31, 2010.

The date of this supplement is October 16, 2009.

F41-041 10/16/09